SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)              December 9, 1998


                             UNITED ROAD SERVICES, INC.
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               (Exact name of registrant as specified in charter)

Delaware                            000-24019                     94-3278455
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(State or other jurisdiction      (Commission                  (IRS Employer
      of incorporation)           file number)               Identification No.)

8 Automation Lane, Albany, New York                                     12205
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(Address of principal executive offices)                            (zip code)

Registrant's telephone number, including area code 518-446-0140

                                       N/A
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          (Former name or former address, if changed since last report)


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Item 2.        Acquisition or Disposition of Assets

        On December 9, 1998, United Road Services, Inc. (the "Company") acquired all of the capital stock of Pilot Transport, Inc., ("Pilot") an Arizona corporation from Pilot's stockholders by merging Pilot into URS Transport, Inc., a wholly-owned subsidiary of the Company. The aggregate purchase price was approximately $25.0 million, consisting of approximately $10.6 million in cash and 1,000,000 shares of the Company's Common Stock. The cash portion of the purchase price was funded from amounts available from operations and under the Company's credit facility with various financial institutions for which Bank of America National Trust and Savings Association acts as agent. The purchase price was determined on the basis of arms-length negotiations between the Company and the stockholders of Pilot. The acquisition was effected pursuant to a merger agreement between the Company and the stockholders of Pilot.

        Pilot provides transport and storage services for prototype, test, and promotional automobiles, many of which are transported to and from test sites, shows, and public relation events in customized, closed vehicle carriers. Under the Company's ownership Pilot is expected to continue to provide such services.

        The foregoing description of the Company's acquisition of Pilot is qualified in its entirety by reference to the Merger Agreement attached as
Exhibit 2.1 and the First Amendment to Merger Agreement attached as Exhibit 2.2, each of which are hereby incorporated herein by reference.

Item 7.        Financial Statements and Exhibits

(a)     Financial statements of business acquired.

               The financial statements of Pilot required to be filed with this report on Form 8-K will be filed by way of an amendment to this Form 8-K within sixty (60) days of the due date of this Report, i.e., by February 22, 1999.


(b) Pro Forma financial information

               The pro forma financial information required to be filed with this report on Form 8-K will be filed by way of an amendment to this Form 8-K within sixty (60) days of the due date of this Report, i.e., by February 22, 1999.



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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   December 23, 1998                UNITED ROAD SERVICES, INC.


                                         By:/s/ Edward T. Sheehan
                                            ---------------------
                                            Edward T. Sheehan
                                            Chairman and Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit Number               Description of Exhibit

        2.1 Merger Agreement, dated November 5, 1998, by and among United Road Services, Inc.; URS Transport, Inc.; Pilot Transport, Inc.; Laurence J. Pons; William G. Cole; Laurence J. Pons and Mary Diane Pons, as Trustees of The Laurence J. Pons and Mary Diane Pons Revocable Trust, dated December 16, 1992; William G. Cole, as Trustee under Trust Agreement executed by William G. Cole as Settlor on March 20, 1992; Charles R. Rives, as Trustee of The Erin L. Pons Irrevocable Trust, dated April 16, 1997; and Charles
               R. Rives, as Trustee of the David L. Pons Irrevocable Trust, dated April 16, 1997.

        2.2 First Amendment to Merger Agreement, dated December 2, 1992 by and among United Road Services, Inc.; URS Transport, Inc.; Pilot Transport, Inc.; Laurence J. Pons; William G. Cole; Laurence J. Pons and Mary Diane Pons, as Trustees of The Laurence J. Pons and Mary Diane Pons Revocable Trust, dated December 16, 1992; William
               G. Cole, as Trustee under Trust Agreement executed by William G. Cole as Settlor on March 20, 1992; Charles R. Rives, as Trustee of The Erin L. Pons Irrevocable Trust, dated April 16, 1997; and Charles R. Rives, as Trustee of the David L. Pons Irrevocable Trust, dated April 16, 1997.